SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 First Amendment


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 14, 2005

                         Commission File No.: 000-32309



                        MASTER DISTRIBUTION SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1010155
---------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)

                                                         6224 Arctic Loon Way
                               Rocklin, CA, 95765

              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 391-1110
                            ------------------------
                            (Issuer telephone number)


                              Roberts & Levin, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)



SECTION 4 - Matters Related to Accountants and Financial Statements

     Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Registrant's audited financial statements set forth in its Form 10K-SB for the year ending December 31, 2004 and in its interim financial statements set forth in its Form 10QSB for the period ending March 31, 2005 should not be relied on as they require amendment to reflect the gain reported in the 10-KSB was not realized until the quarter ended March 31, 2005 which affected EPS and the presentation of amounts held for sale as required under 402 of 8-K.

(a)  The date of the conclusion regarding non-reliance was September 20, 2005.

(b) The facts underlying the conclusion to the extent known to management at the time are:

     i. Our independent auditor was of the opinion that the disposal of our subsidiary, IG Wizard, Inc., could be made effective December 31, 2005.

     ii. The Commission took the position that that the effective date of the disposal of IG Wizard, Inc. should be March 31, 2005.We agreed to comply with the Commission's position and account for the disposal of IG Wizard, Inc. as of March 31, 2005 and restate our Form 10-KSB for the year ending December 31, 2005 and our Form 10-QSB for the interim period ending March 31, 2005.

     iii. There  were  no  other  errors  or  issues  in  connection   with  our
          restatement of the above reports.

(c) Our authorized officer discussed the matter disclosed in this report with our independent accounting firm prior to filing this report.

(d) Our authorized officer has determined that the disclosure set forth in this report has no effect on the adequacy of disclosure controls and procedures as of fiscal year end December 31, 2004, as the error at issue was the determination of the effective disposal date of our subsidiary, IG Wizard, Inc.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                MASTER DISTRIBUTION SYSTEMS,INC.

                                                  By:  /s/ Harry Beugelink
November 9, 2005                                      ------------------------
                                                           Harry Beugelink
                                                           President